UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 8, 2022 (March 3, 2022)

BOSTON SCIENTIFIC CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-11083	04-2695240
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

300 Boston Scientific Way, Marlborough, Massachusetts	01752-1234
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:(508) 683-4000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.01 par value per share	BSX	New York Stock Exchange
0.625% Senior Notes due 2027	BSX27	New York Stock Exchange
5.50% Mandatory Convertible Preferred Stock Series A, par value $0.01 per share	BSX PR A	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On March 3, 2022, Boston Scientific Corporation (the “Company”), as guarantor, and American Medical Systems Europe B.V. (“AMS Europe”), its wholly owned finance subsidiary, as issuer, entered into an Underwriting Agreement, (as supplemented by the Terms Agreement, also dated March 3, 2022, the “Underwriting Agreement”), among the Company, AMS Europe and the several underwriters named in the Underwriting Agreement (the “Underwriters”), in connection with AMS Europe’s previously announced pricing of €3,000,000,000 aggregate principal amount of its senior notes. Pursuant to the Underwriting Agreement, the Underwriters agreed to purchase €1,000,000,000 in aggregate principal amount of 0.750% Senior Notes due 2025, €750,000,000 in aggregate principal amount of 1.375% Senior Notes due 2028, €750,000,000 in aggregate principal amount of 1.625% Senior Notes due 2031 and €500,000,000 in aggregate principal amount of 1.875% Senior Notes due 2034 (collectively, the “Notes”) under the shelf registration statement on Form S-3 of the Company and AMS Europe (File No. 333-262937). The Notes are fully and unconditionally guaranteed by the Company. The Underwriting Agreement contains customary representations, warranties and agreements of the Company and AMS Europe and customary conditions to closing, indemnification rights and obligations of the parties and termination provisions. The Underwriters and their affiliates have performed commercial banking, investment banking and advisory services for the Company from time to time for which they have received customary fees and expenses. The Underwriters and their affiliates may, from time to time, engage in transactions with and perform services for the Company and AMS Europe in the ordinary course of their business.

The Notes were issued pursuant to an indenture dated as of March 8, 2022 among AMS Europe, the Company and U.S. Bank Trust Company, National Association, as trustee (the “Indenture”). The Indenture contains covenants that restrict (i) the Company’s and AMS Europe’s ability, with certain exceptions, to merge or consolidate with another entity or transfer all or substantially all of its property and assets, and (ii) the Company’s and its Subsidiaries (as defined in the Indenture) ability, with certain exceptions, to incur liens. These covenants are subject to important exceptions and qualifications, as described in the Indenture. The Indenture also provides for customary events of default. Additional terms of the Notes are set forth in the forms of notes attached hereto as Exhibit 4.2, 4.3, 4.4 and 4.5.

The foregoing descriptions of the Underwriting Agreement, the Indenture and the Notes are summaries and are qualified in their entirety by reference to such documents, which are attached as Exhibits 1.1, 4.1, 4.2, 4.3, 4.4 and 4.5 to this Current Report on Form 8-K, respectively, and all of which are incorporated herein by reference.

ITEM 2.03. CREATION OF A DIRECT FINANCIAL OBLIGATION OF A REGISTRANT

The information set forth under Item 1.01 is incorporated herein by reference.

ITEM 8.01 OTHER EVENTS

On March 8, 2022, AMS Europe completed the offering of the Notes. The net proceeds from the offering of the Notes, after deducting the underwriting discount and estimated offering expenses payable by us, were approximately €2.969 billion. The Company intends to use the net proceeds from the offering of the Notes, together with short-term borrowings and cash on hand, to (i) fund the previously announced tender offer for up to $2.5 billion in aggregate principal amount of certain series of the Company’s senior notes (the “Tender Offer”), (ii) fund the redemption of its 3.375% Senior Notes due 2022, 4.125% Senior Notes due 2023 and 3.850% Senior Notes due 2025 to the extent such notes are not purchased in the Tender Offer and the Company elects to redeem such notes (the “Redemption”) and (iii) pay accrued and unpaid interest, premiums, fees and expenses in connection with the Tender Offer and the Redemption. The Company intends to use any remaining proceeds for repayment of other indebtedness and general corporate purposes.

In connection with the offering of the Notes, the Company is filing legal opinions regarding the validity of the Notes, attached as Exhibit 5.1 and Exhibit 5.2 to this Current Report on Form 8-K.

Additionally, on March 4, 2022 and March 8, 2022, the Company issued press releases pertaining to the events described in this Current Report on Form 8-K, copies of which are attached as Exhibit 99.1 and Exhibit 99.2 hereto and are hereby incorporated by reference herein.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits

Exhibit No.

1.1	Underwriting Agreement, dated as of March 3, 2022, as supplemented by the Terms Agreement, dated March 3, 2022, among American Medical Systems Europe B.V., Boston Scientific Corporation and the several underwriters named therein.
4.1	Indenture dated as of March 8, 2022, among American Medical Systems Europe B.V., Boston Scientific Corporation and U.S. Bank Trust Company, National Association, as Trustee.
4.2	Form of 0.750% Senior Note due 2025.
4.3	Form of 1.375% Senior Note due 2028.
4.4	Form of 1.625% Senior Note due 2031.
4.5	Form of 1.875% Senior Note due 2034.
5.1	Opinion dated March 8, 2022 of Shearman & Sterling LLP.
5.2	Opinion dated March 8, 2022 of Baker McKenzie Amsterdam N.V.
23.1	Consent of Shearman & Sterling LLP (included in Exhibit 5.1).
23.2	Consent of Baker McKenzie Amsterdam N.V. (included in Exhibit 5.2).
99.1	Press Release issued by Boston Scientific Corporation, dated March 4, 2022.
99.2	Press Release issued by Boston Scientific Corporation, dated March 8, 2022.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BOSTON SCIENTIFIC CORPORATION

Date: March 8, 2022	By:	/s/ Susan Thompson
Susan Thompson
Vice President, Chief Corporate Counsel and Assistant Secretary